UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2016

Commission file number 001-16111
GLOBAL PAYMENTS INC.
(Exact name of registrant as specified in charter)

Georgia	58-2567903
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

10 Glenlake Parkway, North Tower, Atlanta, Georgia	30328-3473
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (770) 829-8000

NONE

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously reported in a Current Report on Form 8-K filed on April 25, 2016 (the "Initial Report"), Global Payments Inc. (the "Company") completed its merger with Heartland Payment Systems, Inc. ("Heartland") on April 22, 2016. This amendment to the Initial Report (this "Amendment") is being filed to provide financial statements and pro forma financial information required by Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The audited consolidated balance sheets of Heartland and subsidiaries as of December 31, 2015 and 2014, the audited consolidated statements of income, comprehensive income, equity and cash flows of Heartland and subsidiaries for the years ended December 31, 2015, 2014 and 2013, the notes related thereto and the related independent auditor's report of Deloitte & Touche LLP, are filed as Exhibit 99.1 to this Amendment and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information, including the unaudited pro forma condensed combined balance sheet of the Company and Heartland as of February 29, 2016, the unaudited pro forma condensed combined statement of income of the Company and Heartland for the nine months ended February 29, 2016, the unaudited pro forma condensed combined statement of income of the Company and Heartland for the fiscal year ended May 31, 2015 and the related notes thereto are filed as Exhibit 99.2 to this Amendment and are incorporated herein by reference.

(d) Exhibits

23.1 Consent of Deloitte & Touche LLP.

99.1
Audited consolidated balance sheets of Heartland and subsidiaries as of December 31, 2015 and 2014, audited consolidated statements of income, comprehensive income, equity and cash flows of Heartland and subsidiaries for the years ended December 31, 2015, 2014 and 2013, the notes related thereto and the related independent auditor's report of Deloitte & Touche LLP, incorporated herein by reference to pages 58-96 of Heartland’s Annual Report on Form 10-K filed on February 29, 2016.

99.2
Unaudited pro forma condensed combined balance sheet of the Company and Heartland as of February 29, 2016, unaudited pro forma condensed combined statement of income for the nine months ended February 29, 2016, unaudited pro forma condensed combined statement of income for the fiscal year ended May 31, 2015 and the related notes thereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL PAYMENTS INC.

Date:	July 8, 2016	By: /s/ Cameron M. Bready
Cameron M. Bready
Executive Vice President and Chief Financial Officer